U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

For Registration of Certain Classes of Securities
Pursuant to Section 12(b) or (g) of the
Securities Exchange Act of 1934

PALOMAR ENTERPRISES, INC.
(Name of Registrant as specified in Its Charter)

NEVADA (State of Incorporation or Organization)	88-0470235 (I.R.S. Employer Identification No.)

10264 CAMINO RUIZ #75, SAN DIEGO, CA (Address of principal Executive Offices)	92126 (Zip Code)

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [   ]

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: File No. 333-54996

Securities to be registered under Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	Each class is to be registered

None	None

Securities to be registered under Section 12(g) of the Act:

Common Stock — .001 Par Value
(Title of Class)

Item 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED
Item 2. EXHIBITS
SIGNATURES
INDEX TO EXHIBITS

Item 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

Incorporated by reference to the information set forth under the caption “Description of Securities” in the Registrant’s Registration Statement on Form SB-2 (SEC File No. 333-54996) (the “Form SB-2 Registration Statement”).

Item 2. EXHIBITS

Exhibit 3(i)	Amended Articles of Incorporation of the Company.	(1)

Exhibit 3(ii)	Bylaws of the Company. (1)

(1)	Filed as an exhibit to the Form SB-2 Registration Statement, with exhibit number the same as above, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 1, 2001	Palomar Enterprises, Inc.

By	/s/ Anthony Wiser Anthony Wiser, President & Director

INDEX TO EXHIBITS

Sequentially
Exhibit No.	Description	Numbered Page

3(i)	Amended Certificate of Incorporation	Incorporated by Reference

3(ii)	Bylaws of the Company	Incorporated by Reference